VAN KAMPEN RESERVE FUND

Supplement dated November 26, 2008
to the
Statement of Additional Information
dated September 28, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “TRUSTEES AND OFFICERS – OFFICERS,” effective November 13, 2008, Edward C. Wood, III replaced Jerry W. Miller as follows:

Edward C. Wood, III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

(2) The last three paragraphs in the section entitled “DISTRIBUTION AND SERVICE” are hereby deleted in their entirety.

(3) The section entitled “TRANSFER AGENT” is hereby deleted in its entirety and replaced with the following:

The Fund has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as the Fund’s transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with the Fund and are approved by the Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks. The Fund and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RESSPTSAI 11/08